UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 25, 2017
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	001-34624 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 25, 2017, Umpqua Holdings Corporation issued a press release announcing fourth quarter and full year 2016 financial results. The release is attached hereto as Exhibit 99.1. The information included in the press release is considered to be "furnished" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Umpqua Holdings Corporation will include final financial statements and additional analyses for the year ended December 31, 2016 as part of its annual report on Form 10-K covering that period.

Item 7.01	Regulation FD Disclosure

Umpqua Holdings Corporation is filing an investor slide presentation that it intends to review in conjunction with its earnings release conference call on January 26, 2017. The slides are included as Exhibit 99.2 to this report and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	EXHIBITS
99.1 Press Release announcing fourth quarter and full year 2016 financial results dated January 25, 2017
99.2 Fourth Quarter 2016 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: January 25, 2017	By:/s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release announcing fourth quarter and full year 2016 financial results dated January 25, 2017
99.2	Fourth Quarter 2016 Investor Presentation